SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934


         Date of Report (Date of earliest event reported): June 30, 1999


                       FRONTIER ADJUSTERS OF AMERICA, INC.
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             (Exact name of registrant as specified in its charter)

           ARIZONA                       1-12902                 86-0477573
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(State or other jurisdiction of    (Commission File No.)   (IRS Employer ID No.)
        incorporation)


                  45 East Monterey Way, Phoenix, Arizona 85011
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               (Address of principal executive office) (Zip Code)


       Registrant's telephone number, including area code: (602) 264-1061


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

                       FRONTIER ADJUSTERS OF AMERICA, INC.

                                    FORM 8-K

                                 CURRENT REPORT


ITEM 5. OTHER EVENTS

         Effective June 30, 1999, William J. Rocke retired as CEO and Chairman of the Board, and Jean Ryberg retired as President, of Frontier Adjusters of America, Inc. ("Frontier"). Mr. Rocke and Ms. Ryberg will continue to serve as directors of Frontier. Troy M. Huth has been appointed to serve as Frontier's President and Chairman of the Board and Jeff Jordan has been appointed to serve as an Executive Vice-President of Frontier.

         On June 29, 1999, United Financial Adjusting Company ("UFAC") elected to convert its 5,258,513 shares of the Company's Series A Convertible Voting Preferred Stock into an equal number of shares of the Company's Common Stock. The shares of Common Stock were issued by the Company to UFAC effective June 30, 1999. The shares of Common Stock issued to UFAC represent 58.7% of the Company's issued and outstanding Common Stock (57.9% on a fully diluted basis).

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         July 6, 1999                   FRONTIER ADJUSTERS OF AMERICA, INC.

                                        By: /s/ Francis J. LaPallo
                                            ------------------------------------
                                            Francis J. LaPallo
                                            Executive Vice President